Exhibit 10.14
     FIRST LOAN MODIFICATION AGREEMENT
     This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of October 16, 2006, by and among SILICON VALLEY BANK, a California corporation (“SVB”), as collateral agent (the “Collateral Agent”) for the Lenders and administrative agent (the “Administrative Agent”) for the Lenders (Collateral Agent and Administrative Agent are collectively the “Agent”), and the Lenders listed on Schedule 1.1 and otherwise party hereto, including, without limitation, SVB and JPMORGAN CHASE BANK, N.A. (“JPMorgan”) (SVB and JPMorgan are, collectively, the “Joint Bookrunners”) and GAIN CAPITAL HOLDINGS, INC., a Delaware corporation (“Borrower”).
1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to the Lenders, Borrower is indebted to the Lenders pursuant to a loan arrangement dated as of March 29, 2006, evidenced by, among other documents, a certain Loan and Security Agreement dated as of March 29, 2006, between Borrower and the Lenders (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.
2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Agent, for the ratable benefit of the Lenders, the “Security Documents”).
Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.
3. DESCRIPTION OF CHANGE IN TERMS.
A. Modifications to Loan Agreement.
1.	The Loan Agreement shall be amended by inserting the following new Section 2.1.2, appearing immediately after Section 2.1.1 thereof:
“2.1.2 Revolving Advances.
          (a) Availability. Subject to the terms and conditions of this Agreement, Lenders shall make Advances not exceeding the Availability Amount. Amounts borrowed under the Revolving Line may be repaid and, prior to the Revolving Line Maturity Date, reborrowed, subject to the applicable terms and conditions precedent herein.
          (b) Termination; Repayment. The Revolving Line terminates on the Revolving Line Maturity Date, when the principal amount of all Advances, the unpaid interest thereon, and all other Obligations relating to the Revolving Line shall be immediately due and payable.”
2.	The Loan Agreement shall be amended by deleting the following text appearing in Section 2.3 thereof:
“(b) Credit Extensions. Each Credit Extension shall bear interest on the outstanding principal amount thereof from the date when made, continued or converted until paid in full at a rate per annum equal to the Prime Rate plus the Prime Rate Margin or the LIBOR Rate plus the LIBOR Rate Margin, as the case may be. On and after the expiration of any Interest Period applicable to any LIBOR Credit Extension outstanding on the date of occurrence of an Event of Default or acceleration of the Obligations, the Effective Amount of such LIBOR Credit Extension shall, during the continuance of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Default Rate (as defined below). Pursuant to the terms hereof, interest on each Credit Extension shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of any Credit Extension pursuant to this Agreement for the portion of any Credit Extension so prepaid and upon payment (including prepayment) in full thereof. All accrued but unpaid interest on the Credit Extensions shall be due and payable on the Term Loan Maturity Date.”
and inserting in lieu thereof the following:
“(b) Interest Rate.
     (i) Credit Extensions (other than Advances). Each Credit Extension (other than Advances) shall bear interest on the outstanding principal amount thereof from the date when made, continued or converted until paid in full at a rate per annum equal to the Prime Rate plus the Prime Rate Margin or the LIBOR Rate plus the LIBOR Rate Margin, as the case may be. On and after the expiration of any Interest Period applicable to any LIBOR Credit Extension outstanding on the date of occurrence of an Event of Default or acceleration of the Obligations, the Effective Amount of such LIBOR Credit Extension shall, during the continuance of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Default Rate (as defined below). Pursuant to the terms hereof, interest on each Credit Extension (other than Advances) shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of any Credit Extension (other than Advances) pursuant to this Agreement for the portion of any Credit Extension (other than Advances) so prepaid and upon payment (including prepayment) in full thereof. All accrued but unpaid interest on the Credit Extensions (other than Advances) shall be due and payable on the Term Loan Maturity Date.
     (ii) Advances. Subject to Section 2.3(c), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to three quarters of one percentage point (0.75%) above the Prime Rate, which interest shall be payable monthly in accordance with Section 2.3(g) below.”
3.	The Loan Agreement shall be amended by deleting the following text appearing in Section 3.2(b) thereof:
“the representations and warranties in Section 5 shall be true in all material respects on the date of the Notice of Borrowing and on the Funding Date of each Credit Extension;”
and inserting in lieu thereof the following:
“the representations and warranties in Section 5 shall be true in all material respects on the date of the Payment/Advance Form and/or Notice of Borrowing and on the Funding Date of each Credit Extension;”
4.	The Loan Agreement shall be amended by deleting the following appearing as Section 3.4 thereof:

“3.4 Procedure for the Borrowing of Credit Extensions.
          (a) Subject to the prior satisfaction of all other applicable conditions to the making of a Credit Extension set forth in this Agreement, each Credit Extension shall be made upon Borrower’s irrevocable written notice delivered to Agent in the form of a Notice of Borrowing, each executed by a Responsible Officer of Borrower or his or her designee or without instructions if the Credit Extensions are necessary to meet Obligations which have become due. Agent may rely on any telephone notice given by a person whom Agent believes is a Responsible Officer or designee. Borrower will indemnify Lenders for any loss Lenders suffer due to such reliance by Agent. Such Notice of Borrowing must be received by Agent prior to 11:00 a.m. Eastern time, (i) at least three (3) Business Days prior to the requested Funding Date, in the case of LIBOR Credit Extensions, and (ii) at least one (1) Business Day prior to the requested Funding Date, in the case of Prime Rate Credit Extensions, specifying:
               (i) the amount of the Credit Extension, which, if a LIBOR Credit Extension is requested, shall be in an aggregate minimum principal amount of $1,000,000 or in any integral multiple of $1,000,000 in excess thereof;
               (ii) the requested Funding Date; and
               (iii) whether the Credit Extension is to be comprised of LIBOR Credit Extensions or Prime Rate Credit Extensions.
          (b) The proceeds of all such Credit Extensions will then be made available to Borrower on the Funding Date by Lenders by transfer to the Designated Deposit Account and, subsequently, by wire transfer to such other account as Borrower may instruct in the Notice of Borrowing. No Credit Extensions shall be deemed made to Borrower, and no interest shall accrue on any such Credit Extension, until the related funds have been deposited in the Designated Deposit Account.”
and inserting in lieu thereof the following:
“3.4 Procedure for the Borrowing of Credit Extensions.
          (a) Subject to the prior satisfaction of all other applicable conditions to the making of a Credit Extension (other than Advances) set forth in this Agreement, each Credit Extension (other than an Advance) shall be made upon Borrower’s irrevocable written notice delivered to Agent in the form of a Notice of Borrowing, each executed by a Responsible Officer of Borrower or his or her designee or without instructions if the Credit Extensions (other than Advances) are necessary to meet Obligations which have become due. Agent may rely on any telephone notice given by a person whom Agent believes is a Responsible Officer or designee. Borrower will indemnify Lenders for any loss Lenders suffer due to such reliance by Agent. Such Notice of Borrowing must be received by Agent prior to 11:00 a.m. Eastern time, (i) at least three (3) Business Days prior to the requested Funding Date, in the case of LIBOR Credit Extensions, and (ii) at least one (1) Business Day prior to the requested Funding Date, in the case of Prime Rate Credit Extensions, specifying:

               (i) the amount of the Credit Extension (other than Advances), which, if a LIBOR Credit Extension is requested, shall be in an aggregate minimum principal amount of $1,000,000 or in any integral multiple of $1,000,000 in excess thereof;
               (ii) the requested Funding Date; and
               (iii) whether the Credit Extension (other than Advances) is to be comprised of LIBOR Credit Extensions or Prime Rate Credit Extensions.
          (b) The proceeds of all such Credit Extensions (other than Advances) will then be made available to Borrower on the Funding Date by Lenders by transfer to the Designated Deposit Account and, subsequently, by wire transfer to such other account as Borrower may instruct in the Notice of Borrowing. No Credit Extensions (other than Advances) shall be deemed made to Borrower, and no interest shall accrue on any such Credit Extension (other than Advances), until the related funds have been deposited in the Designated Deposit Account.
          (c) Advances. Subject to the prior satisfaction of all other applicable conditions to the making of an Advance set forth in this Agreement, to obtain an Advance, Borrower shall notify Agent (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 3:00 p.m. Eastern time on the Funding Date of the Advance. Together with any such electronic or facsimile notification, Borrower shall deliver to Agent by electronic mail or facsimile a completed Payment/Advance Form executed by a Responsible Officer or his or her designee. Agent may rely on any telephone notice given by a person whom Agent believes is a Responsible Officer or designee. Lenders shall credit Advances to the Designated Deposit Account. Agent may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due.”
5.	The Loan Agreement shall be amended by deleting the following appearing as Section 5.9 thereof:
“5.9 Use of Proceeds. Borrower shall use the proceeds of the Credit Extensions solely to fund the Dividend.”
and inserting in lieu thereof the following:
“5.9 Use of Proceeds. Borrower shall use the proceeds of the Credit Extensions (except for Advances) solely to fund the Dividend, and Borrower shall use the proceeds of Advances solely as working capital and not for personal, family, household or agricultural purposes.”
6.	The Loan Agreement shall be amended by renumbering Section 6.10 (entitled “Further Assurances”) as Section 6.11.”

7.	The Loan Agreement shall be amended by inserting the following new Section 6.10, appearing immediately after Section 6.9 thereof:

“6.10 Mandatory Paydown. Cause the outstanding Obligations relating to Advances to be paid down to $0.00, for a period of no less than seven (7) consecutive days, once during each calendar quarter.”
8.	The Loan Agreement shall be amended by deleting the following text appearing in Section 8.2 thereof:
“(a) Borrower or its Subsidiaries fails or neglects to perform any obligation in Sections 6.2, 6.6, 6.7, or violates any covenant in Section 7; or”
and inserting in lieu thereof the following
“(a) Borrower or its Subsidiaries fails or neglects to perform any obligation in Sections 6.2, 6.6, 6.7, or 6.10, or violates any covenant in Section 7; or”
9.	The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:
““Credit Extension” is any Term Loan, or any other extension of credit by any Lender for Borrower’s benefit.”
““Prime Rate Credit Extension” means a Credit Extension that bears interest based at the Prime Rate plus the Prime Rate Margin.”
and inserting in lieu thereof the following:
““Credit Extension” is any Advance, Term Loan, or any other extension of credit by any Lender for Borrower’s benefit.”
““Prime Rate Credit Extension” means a Credit Extension (other than an Advance) that bears interest based at the Prime Rate plus the Prime Rate Margin.”
10.	The Loan Agreement shall be amended by inserting the following definitions appearing alphabetically in Section 13.1 thereof:
““Advance” or “Advances” means an advance (or advances) under the Revolving Line.”
““Availability Amount” is (a) the Revolving Line minus (b) the outstanding principal balance of any Advances.”
““Payment/Advance Form” is that certain form attached hereto as Exhibit E.”
““Revolving Line” is an Advance or Advances in an aggregate amount of up to Five Million Dollars ($5,000,000.00) outstanding at any time.”
““Revolving Line Maturity Date” is October 15, 2007.
11.	The Loan Agreement shall be amended by inserting the Payment/Advance Form attached hereto as Exhibit A as Exhibit E to the Loan Agreement.

12.	The Schedule appearing as Schedule 1.1 to the Loan Agreement is hereby replaced with the Schedule attached as Exhibit B hereto.
4. FEES. Borrower shall reimburse Agent for all reasonable legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.
5. RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of March 29, 2006, between Borrower and Lenders, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Lenders in the Perfection Certificate has not changed, as of the date hereof.
6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.
7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Agent, for the ratable benefit of the Lenders, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.
8. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower now has no offsets, defenses, claims, or counterclaims against Agent or Lenders with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Agent or Lenders, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Agent and Lenders from any liability thereunder.
9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Agent and Lenders are relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lenders’ agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate any Lender to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Lenders and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Agent in writing. No maker will be released by virtue of this Loan Modification Agreement.
10. COUNTERSIGNATURE . This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Lenders.
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     This Loan Modification Agreement is executed as of the date first written above.

BORROWER:		LENDERS:

GAIN CAPITAL HOLDINGS, INC.		SILICON VALLEY BANK, as Agent and Lender

By:	/s/ Mark Galant	By:	/s/ Michael Moretti
	Name: Mark Galant		Name:	Michael Moretti
	Title: Chief Executive Officer		Title:	SVP

JPMORGAN CHASE BANK, N.A., as LENDER
By:	/s/ Bradley J. Thomson
	Name:	Bradley J. Thomson
	Title:	Vice President

     The undersigned, GAIN HOLDINGS, LLC, ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unconditional Guaranty dated as of March 29, 2006 (the “Guaranty” ) and acknowledges, confirms and agrees that (i) the Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith, and (ii) the Guaranty shall continue to pertain to all Obligations.

GAIN HOLDINGS, LLC
By:	/s/ Mark Galant
	Name:	Mark Galant
	Title:	Authorized Person

Exhibit A
Loan Payment/Advance Request Form
Deadline for same day processing is Noon E.S.T.
Fax To:      Date:

LOAN PAYMENT:
Gain Capital Holdings. Inc.

From Account #	To Account #
(Deposit Account #)		(Loan Account #)
Principal $_______________________ and/or Interest $________________________
Authorized Signature:                                        Phone Number:
Print Name/Title:
LOAN ADVANCE:
Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #	To Account #
(Loan Account #)		(Deposit Account #)

Amount of Advance $_________________________
All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for an advance, provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.
Authorized Signature:                                        Phone Number:
Print Name/Title:
Outgoing Wire Request:
Complete only if all or a portion of funds from the loan advance above is to be wired.
Deadline for same day processing is noon, E.S.T.

Beneficiary Name:	Amount of Wire: $
Beneficiary Bank:	Account Number:
City and State:

Beneficiary Bank Transit (ABA) #.	Beneficiary Bank Code (Swift, Sort, Chip, etc.).
(For International Wire Only)

Intermediary Bank:	Transit (ABA) #.
For Further Credit to:

Special Instruction.
By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Unless otherwise provided for an Advance bearing interest at LIBOR.

Exhibit B
Schedule 1.1
Lenders and Commitments

		Term Loan Commitment
Lender	Term Loan Commitment	Percentage
Silicon Valley Bank	$15,000,000.00	50.00%
JPMorgan Chase Bank, N.A.	$15,000,000.00	50.00%

TOTAL	$30,000,000.00	100.00%

		Revolving Line Commitment
Lender	Revolving Line Commitment	Percentage
Silicon Valley Bank	$2,500,000.00	50.00%
JPMorgan Chase Bank, N.A.	$2,500,000.00	50.00%

TOTAL	$5,000,000.00	100.00%